Exhibit 99.01 CERTIFICATION OF CHIEF EXECUTIVE/ CHIEF FINANCAL OFFICERS -SECTION 906

I, Raj Kalra, Chairman and Chief Executive Officer of DICUT, INC. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

1. The Quarterly Report on Form 10-QSB of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: November 17 , 2003

/s/Raj Kalra

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Raj Kalra,

Chairman and Chief Executive Officer

CERTIFICATION

I, Pierre Quilliam, Chief Financial Officer of DICUT, INC. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

1 .the Quarterly Report on Form 10-QSB of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: November 17 , 2003

/s/ Pierre Quilliam,

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Pierre Quilliam

Chief Financial Officer